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                                                             Exhibit 10 (lxxvi)

                         AMENDMENT TO CREDIT AGREEMENT

               AMENDMENT dated as of December 16, 1996 to the Amended and Restated Credit Agreement dated as of June 4, 1996 (the "Credit Agreement") among NACCO Materials Handling Group, Inc. (the "Borrower"), the BANKS party thereto (the "Banks"), the Co-Arrangers and Co-Agents listed therein and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

               WHEREAS, the Borrower has asked the Banks to permit the Borrower to use the proceeds of loans made to it under the Credit Agreement to make loans and/or pay dividends for the purpose of enabling NACCO Industries, Inc. to purchase its own common stock; and

               WHEREAS, the undersigned Banks are willing to permit such use of proceeds, PROVIDED that, so long as Sections 5.14 and 5.15 of the Credit Agreement remain in effect, the sum of (i) the aggregate amount of Restricted Payments declared or made pursuant to Section 5.14(c) and (ii) the aggregate outstanding principal amount of loans made to NACCO Industries, Inc. pursuant to
Section 5.15 to enable it to purchase its own common stock shall not exceed $25,000,000;

               NOW, THEREFORE, the undersigned parties agree as follows:

               Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Credit Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

               Section 2. Use of Proceeds. The last sentence of Section 5.8 of the Credit Agreement is amended to read as follows:

         None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U; PROVIDED that the Borrower may use such proceeds to make loans and/or pay dividends for the purpose of enabling NACCO Industries, Inc. to purchase its own common stock.



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               Section 3. Restricted Payments.  Section 5.14(c) of the Credit
Agreement is amended to read as follows:

               (c) Restricted Payments not otherwise permitted pursuant to the preceding clauses (a) and (b); provided that the sum of (i) the aggregate amount of all Restricted Payments declared or made after September 30, 1994 pursuant to this clause (c) and (ii) the aggregate outstanding principal amount of all loans made by the Borrower and its Subsidiaries to Affiliates of the Borrower pursuant to Section 5.15(h) shall not at any time exceed $25,000,000.

               Section 4. Investments. Section 5.15 of the Credit Agreement is amended by deleting the word "and" at the end of clause (g), redesignating clause (h) as clause (i), changing the reference to "clause (h)" in clauses (e) and (g) to refer instead to "clause (i)", and adding the following new clause
(h) immediately after clause (g):

               (h) loans to Affiliates of the Borrower; PROVIDED that the sum of
         (i) the aggregate amount of all Restricted Payments declared or made after September 30, 1994 pursuant to Section 5.14(c) and (ii) the aggregate outstanding principal amount of all loans made by the Borrower and its Subsidiaries to Affiliates of the Borrower pursuant to this clause (h) shall not at any time exceed $25,000,000; and

               Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               Section 7. Effectiveness. This Amendment shall become effective when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

               IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed as of the date first above written.

                     NACCO MATERIALS HANDLING
                      GROUP, INC.

                     By: /s/ Jeffrey Mattern
                         ----------------------------
                         Name: Jeffrey Mattern
                         Title: Vice President and Treasurer




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                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                     By:  /s/ Patricia P. Lunka
                         ----------------------------
                         Name: Patricia P. Lunka
                         Title:  Vice President

                     BANK OF AMERICA NATIONAL TRUST
                      AND SAVINGS ASSOCIATION

                     By:  /s/ Richard E. Bryson
                         ----------------------------
                         Name: Richard E. Bryson
                         Title:  Managing Director

                     CITIBANK, N.A.

                     By: /s/  Marjorie Futornick
                         ----------------------------
                         Name: Marjorie Futornick
                         Title:  Vice President

                     THE BANK OF NOVA SCOTIA

                     By: /s/ A.S. Norsworthy
                         ----------------------------
                         Name: A.S. Norsworthy
                         Title:  Sr. Team Leader-Loan Operations

                     THE FIRST NATIONAL BANK OF
                      CHICAGO

                     By: /s/ L. Gene Beube
                         ----------------------------
                         Name: L. Gene Beube
                         Title: Senior Vice President

                     THE LONG-TERM CREDIT BANK OF JAPAN,
                      LTD.

                     By:  /s/  Richard E. Stahl
                         ----------------------------
                         Name: Richard E. Stahl
                         Title: Sr. Vice President & Joint General Manager

                     ROYAL BANK OF CANADA

                     By:  /s/  Preston D. Jones
                         ----------------------------
                         Name: Preston D. Jones
                         Title: Senior Manager Corporate Banking

                     UNION BANK OF CALIFORNIA, N.A.

                     By: /s/ Alison Amonette
                         ----------------------------
                         Name: Alison Amonette
                         Title: Vice President

                     KEY BANK OF WASHINGTON

                     By: /s/  James A. Taylor III
                         ----------------------------
                         Name: James A. Taylor III
                         Title: Commercial Banking Officer

                     UNITED STATES NATIONAL BANK
                      OF OREGON

                     By: /s/ Chris J. Karlin
                         ----------------------------
                         Name: Chris J. Karlin
                         Title: Vice President

                     WELLS FARGO BANK, N.A.

                     By: /s/
                         ----------------------------
                         Name:
                         Title: Vice President

                     BANK OF SCOTLAND

                      By: /s/ Annie Chin Tat
                         ----------------------------
                         Name: Annie Chin Tat
                         Title: Assistant Vice President

                     THE CHASE MANHATTAN BANK
                      (formerly known as Chemical Bank)

                     By: /s/  Timothy J. Stearns
                         ----------------------------
                         Name: Timothy J. Stearns
                         Title: Credit Executive

                     CAISSE NATIONALE DE CREDIT AGRICOLE

                     By: /s/ David Bouhl, F.V.P.
                         ----------------------------
                         Name: David Bouhl, F.V.P.
                         Title: Head of Corporate Banking
                                Chicago

                     MELLON BANK, N.A.

                     By: /s/ Mark E. Johnston
                         ----------------------------
                         Name: Mark E. Johnston
                         Title: AVP

                      THE SUMITOMO BANK, LTD.

                      By: /s/ John H. Kemper
                         ----------------------------
                         Name: John H. Kemper
                         Title: Senior Vice President

                      ISTITUTO BANCARIO SAN PAOLO DI TORINO
                       S.P.A.

                      By:  /s/ Jim Girolam
                         ----------------------------
                         Name: Jim Girolam
                         Title: G. Manager, V.P.


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